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                                                                  Exhibit (e)(5)

                         AMENDED AND RESTATED SCHEDULE A
            TO THE DISTRIBUTION AGREEMENT BETWEEN NORTHERN FUNDS AND NORTHERN FUNDS DISTRIBUTORS, LLC DATED DECEMBER 31, 2000

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios as of February 17, 2006:


Money Market Fund                               Arizona Tax-Exempt Fund
U.S. Government Money Market Fund               California Tax-Exempt Fund
Municipal Money Market Fund                     Small Cap Index Fund
U.S. Government Select Money Market Fund        Mid Cap Growth Fund
California Municipal Money Market Fund          High Yield Municipal Fund
U.S. Government Fund                            High Yield Fixed Income Fund
Fixed Income Fund                               Global Fixed Income Fund
Intermediate Tax-Exempt Fund                    Tax-Exempt Money Market Fund
Tax-Exempt Fund                                 Small Cap Growth Fund
Income Equity Fund                              Large Cap Value Fund
Growth Equity Fund                              International Growth Equity Fund
Select Equity Fund                              Growth Opportunities Fund
Small Cap Value Fund                            Value Fund
Technology Fund                                 International Equity Index Fund
Stock Index Fund                                Mid Cap Index Fund
Florida Intermediate Tax-Exempt Fund            Enhanced Large Cap Fund
Short-Intermediate U.S. Government Fund         Emerging Markets Equity Fund
California Intermediate Tax-Exempt Fund


All signatures need not appear on the same copy of this Amended and Restated Schedule A.

NORTHERN FUNDS                          NORTHERN FUNDS
                                        DISTRIBUTORS, LLC

By:    /s/ Lloyd A. Wennlund            By:    /s/ Bruno DiStefano
       --------------------------              ------------------------------
Title: President                        Title: VP
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